UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2008

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On January 8, 2008, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the third fiscal quarter ended November 30, 2007. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release and in this Item 2.02 section is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable,” “organic” or “constant currency” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures and organic net sales measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors a better insight on underlying business trends and results in order to evaluate year over year financial performance. As such, the following items, when appropriate, are excluded from comparable results: the flow through of adverse grape cost associated with an acquisition; the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation costs in connection with certain restructuring activities; the write-down of inventory in connection with certain restructuring and/or integration activities; acquisition-related integration costs; restructuring and related charges and other costs; realized gain on a prior asset sale; the loss on the sale of the Company’s branded water business; the loss on disposal in connection with the Company’s contribution of its U.K. wholesale business to the Matthew Clark joint venture and the provision for income taxes in connection with the repatriation of proceeds associated with this transaction; the gain on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated acquisition and related payment of certain outstanding indebtedness; the write-off of deferred financing fees; and foreign currency losses on foreign denominated intercompany loan balances associated with an acquisition. The Company acquired Vincor International Inc. (“Vincor”) on June 5, 2006 and the SVEDKA Vodka brand and related business on March 19, 2007. In addition, the Company formed the Crown Imports LLC joint venture (“Crown Imports”) effective January 2, 2007 and the Matthew Clark joint venture (“Matthew Clark”) effective April 17, 2007. Accordingly, during the indicated periods organic net sales measures exclude the net sales of Vincor products and SVEDKA Vodka or the net sales of the imported beers business and the U.K. wholesale business, as applicable.

Constant currency measures, which exclude the impact of year over year currency exchange rate fluctuations, are provided because management believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.

ITEM 2.05. Costs Associated with Exit or Disposal Activities.

On an ongoing basis, Constellation Brands, Inc. (the “Company”) seeks to maximize asset utilization, reduce costs and improve long-term return on invested capital throughout its global operations. In connection with these efforts, on January 7, 2008, the Company committed to the principal features of a plan to streamline certain of its operations in the United States (the “U.S. Initiative”). The U.S. Initiative principally includes the Company’s actions to restructure and integrate the operations of the United States wine business of Fortune Brands, Inc. (“BWE”), which the Company acquired on December 17, 2007, into the Company’s existing U.S. wine business. The objective of the U.S. Initiative is to achieve operational efficiencies and eliminate redundant costs resulting from the transaction as well as to achieve greater efficiency in sales, marketing, administrative and operational activities. The U.S. Initiative principally includes employee termination costs, the termination of various contracts and the rationalization of the Company’s U.S. wine product portfolio. The actions under the U.S. Initiative are expected to commence by mid-January 2008, and the Company currently expects the U.S. Initiative to be substantially complete by February 28, 2009.

As further detailed in the tables below, a portion of the costs associated with the U.S. Initiative will be recorded as liabilities in the Company’s allocation of purchase price in connection with the acquisition of BWE (the “Purchase Price Allocations”). The Purchase Price Allocations portion of the U.S. Initiative is under development and is expected to be finalized by November 30, 2008. The remaining portion of the costs associated with the U.S. Initiative will be charged to the Company’s results of operations during the fiscal years ending February 29, 2008 (“Fiscal 2008”), February 28, 2009 (“Fiscal 2009”) and February 28, 2010 (“Fiscal 2010”). In connection with the U.S. Initiative, the Company expects to incur approximately $8.0 million of restructuring charges, $13.1 million of integration costs and $1.8 million of other related costs. Additionally, the Company expects to record asset write-offs and accelerated depreciation of approximately $22.6 million principally related to the rationalization of the Company’s U.S. wine product portfolio. In connection with the U.S. Initiative, the Company expects to incur aggregate cash expenditures of approximately $51.1 million, primarily during Fiscal 2008 and Fiscal 2009 and aggregate non-cash costs of approximately $22.6 million, primarily during Fiscal 2008.

The following table sets forth the Company’s current expectations related to the U.S. Initiative:

	Estimated Purchase Price Allocations	Estimated Pretax Charges During Fiscal 2008	Estimated Pretax Charges During Fiscal 2009	Estimated Pretax Charges During Fiscal 2010	Estimated Total
(in millions)
Restructuring Costs:
Employee termination costs	$19.2	$6.4	$0.4	$-	$26.0
Contract termination costs	8.5	-	0.4	0.3	9.2
Other associated costs	0.5	0.1	0.4	-	1.0
Total Restructuring Costs	28.2	6.5	1.2	0.3	36.2

Integration Costs:
Employee related costs	-	4.9	1.0	-	5.9
Facilities and other one-time costs	-	2.9	4.3	-	7.2
Total Integration Costs	-	7.8	5.3	-	13.1

Other related costs	-	1.7	0.1	-	1.8
Total Cash Costs	28.2	16.0	6.6	0.3	51.1

Accelerated depreciation	-	1.0	2.0	-	3.0
Asset write-offs	-	19.6	-	-	19.6
Total Non-Cash Costs	-	20.6	2.0	-	22.6

Total Cash and Non-Cash Costs	$28.2	$36.6	$8.6	$0.3	$73.7

Pursuant to a Current Report on Form 8-K dated November 11, 2007 and filed November 14, 2007, the Company reported that it had committed to the principal features of a plan to streamline certain of its global operations in Australia (the “Hardy Initiative”). In addition, during Fiscal 2008, the Company initiated certain other non-material restructuring activities primarily in connection with the consolidation of certain spirits production processes in the United States (such non-material restructuring activities collectively, with the Hardy Initiative and the U.S. Initiative, are referred to herein as the “Fiscal 2008 Plan”). The following table sets forth the Company’s current expectations related to the Fiscal 2008 Plan:

	Estimated Purchase Price Allocations	Estimated Pretax Charges During Fiscal 2008	Estimated Pretax Charges During Fiscal 2009	Estimated Pretax Charges During Fiscal 2010	Estimated Total
(in millions)
Restructuring Costs:
Employee termination costs	$19.2	$9.5	$1.5	$-	$30.2
Contract termination costs	8.5	8.5	0.4	0.3	17.7
Other associated costs	0.5	0.3	1.5	2.7	5.0
Total Restructuring Costs	28.2	18.3	3.4	3.0	52.9

Integration Costs:
Employee related costs	-	4.9	1.0	-	5.9
Facilities and other one-time costs	-	2.9	4.3	-	7.2
Total Integration Costs	-	7.8	5.3	-	13.1

Other related costs	-	1.7	1.2	-	2.9
Total Cash Costs	28.2	27.8	9.9	3.0	68.9

Accelerated depreciation	-	4.5	4.0	-	8.5
Asset write-offs	-	19.6	-	-	19.6
Total Non-Cash Costs	-	24.1	4.0	-	28.1

Total Cash and Non-Cash Costs	$28.2	$51.9	$13.9	$3.0	$97.0

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected purchase price allocations, restructuring charges, integration costs, other related costs, accelerated depreciation and asset write-offs, all of which are in connection with the U.S. Initiative and/or the Fiscal 2008 Plan, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s ability to integrate successfully the BWE business into that of the Company; the Company’s purchase price allocations, restructuring charges, integration costs, other related costs, accelerated depreciation and asset write-offs, all of which are in connection with the U.S. Initiative and/or the Fiscal 2008 Plan, vary materially from management’s current estimates of these charges, costs and write-offs due to variations in anticipated headcount reductions, contract terminations, equipment relocation, assets to be written-off and costs of implementation; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007, and other Securities and Exchange Commission filings.

ITEM 7.01. Regulation FD Disclosure.

On January 8, 2008, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of the Company dated January 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2008	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated January 8, 2008.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.